UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 2, 2015

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On December 2, 2015, STORE Capital Corporation, a Maryland corporation (the “Company”), entered into an Underwriting Agreement dated December 2, 2015, among the Company, STORE Holding Company, LLC (the “Selling Stockholder”), and Goldman Sachs & Co., Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”).  Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriters an aggregate of 14,000,000 shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”).  In addition, the Selling Stockholder agreed to sell to the Underwriters, at the option of the Underwriters, up to an additional 2,100,000 shares of the Company’s Common Stock.  The shares sold by the Company and the Selling Stockholder pursuant to the Underwriting Agreement were offered in a public offering at a public offering price per share of $22.00.  The Underwriters exercised their option in full, and the offering closed on December 7, 2015.

Venable LLP, as Maryland counsel to the Company, issued its opinion with respect to the legality of the shares of Common Stock issued and sold pursuant to the Underwriting Agreement.  The opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.  Kutak Rock LLP issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.1.

Item 7.01.  Regulation FD Disclosure.

On December 2, 2015, the Company issued a press release announcing the pricing of its public offering of Common Stock.  A copy of the press release is attached hereto as Exhibit 99.1.  On December 7, 2015, the Company issued a press release announcing the closing of the public offering. A copy of the press release is attached hereto as Exhibit 99.2.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement
5.1	Opinion of Venable LLP
8.1	Tax Opinion of Kutak Rock LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Kutak Rock LLP (included in Exhibit 8.1)
99.1	Press release dated December 2, 2015
99.2	Press release dated December 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: December 7, 2015
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement
5.1	Opinion of Venable LLP
8.1	Tax Opinion of Kutak Rock LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Kutak Rock LLP (included in Exhibit 8.1)
99.1	Press release dated December 2, 2015
99.2	Press release dated December 7, 2015